 Exhibit 10.41

LIMITED WAIVER, CONSENT AND SECOND AMENDMENT
TO FINANCING AGREEMENT

            LIMITED WAIVER, CONSENT AND SECOND AMENDMENT TO FINANCING AGREEMENT, dated as of November 8, 2004 (this "Amendment"), among Milacron Inc., a Delaware corporation ("Milacron"), each subsidiary of Milacron listed as a borrower or a guarantor on the signature pages thereto, the Lenders party thereto, JPMorgan Chase Bank, as administrative agent and collateral agent for the Lenders (in each such capacity, together with its successors in each such capacity, the "Administrative Agent" and "Collateral Agent", respectively).

W I T N E S S E T H:

            WHEREAS, Milacron, certain subsidiaries of Milacron, the Lenders named therein, the Agents and the other parties thereto have entered into that certain Financing Agreement, dated as of June 10, 2004 (as amended, supplemented or otherwise modified from time to time, the "Financing Agreement"; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Financing Agreement);

            WHEREAS, the Loan Parties have requested that the Lenders and the Agents waive certain Events of Default under, and waive compliance with certain provisions of, the Financing Agreement, and the Lenders and the Agents are willing to provide such waivers on the terms and subject to the conditions set forth herein;

            WHEREAS, the Loan Parties have requested that the Lenders and the Agents consent to certain actions to be taken by the Loan Parties, and the Lenders and the Agents are willing to provide such consent on the terms and subject to the conditions set forth herein; and

            WHEREAS, the Loan Parties have requested that the Lenders and the Agents amend certain provisions of the Financing Agreement, and the Lenders and the Agents are willing to amend such provisions to the Financing Agreement on the terms and subject to the conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and the agreements herein contained, each of the Loan Parties, the Lenders, and the Agents hereby agree as follows:

ARTICLE I

LIMITED WAIVERS AND CONSENTS

            Section 1.1 Limited Waiver under Section 7.01(d). Subject to the terms and conditions set forth herein, the Lenders hereby waive any noncompliance by any Loan Party with Section 7.01(d) of the Financing Agreement and any Default or Event of Default that may have resulted therefrom, in each case solely as a result of the mergers of Milacron Resin Abrasives Inc., Milacron International Sales Company and Cincinnati Holding Company with and into Milacron.

            Section 1.2 Limited Waiver under Section 7.01(r)(ii). Subject to the terms and conditions set forth herein, the Lenders hereby waive any noncompliance by any Loan Party with Section 7.01(r)(ii) of the Financing Agreement (as in effect immediately prior to this Amendment) and any Default or Event of Default that may have resulted therefrom, in each case solely as a result of such Loan Party's failure to satisfy, on or prior to September 8, 2004, the affirmative covenants set forth in Section 7.01(r)(ii) of the Financing Agreement (as in effect immediately prior to this Amendment).

            Section 1.3 Limited Waiver under Section 7.02(c). Subject to the terms and conditions set forth herein, the Lenders hereby waive any noncompliance by any Loan Party with Section 7.02(c) of the Financing Agreement (as in effect immediately prior to this Amendment) and any Default or Event of Default that may have resulted therefrom, in each case solely as a result of the mergers of Milacron International Sales Company and Cincinnati Holding Company with and into Milacron.

            Section 1.4 Limited Waiver under Section 7.02(c)(ii)(x)(B). Subject to the terms and conditions set forth herein, the Lenders hereby waive any noncompliance by any Loan Party with the notification requirements of Section 7.02(c)(ii)(x)(B) of the Financing Agreement and any Default or Event of Default that may have resulted therefrom, in each case solely as a result of the merger of Milacron Resin Abrasives Inc. with and into Milacron.

            Section 1.5 Limited Waivers under Section 7.02(c)(iii)(x)(B). Subject to the terms and conditions set forth herein, the Lenders hereby waive the notification requirements of Section 7.02(c)(iii)(x)(B) of the Financing Agreement, in each case solely in connection with any merger, consolidation or amalgamation of any Inactive Subsidiary that is a wholly-owned Domestic Subsidiary with any other Domestic Subsidiary in accordance with Section 7.02(c)(iii) of the Financing Agreement.

            Section 1.6 Consent and Limited Waiver to the Financing Agreement. Subject to the terms and conditions set forth herein, the Lenders hereby (a) consent to the liquidation and dissolution of each of Uniloy (UK) Limited, Plastic Moulding Supplies Limited, Ferromatik Milacron Limited and D-M-E UK Limited (each a subsidiary of Milacron U.K. Ltd.) by way of merger, consolidation or amalgamation and (b) waive any provision under the Financing Agreement that would require any Loan Party to provide prior notice of such dissolutions or would prohibit such dissolutions from being consummated.

ARTICLE II

AMENDMENTS

            Section 2.1 Amended Definition of Inactive Subsidiaries. As of the date first written above, the definition of "Inactive Subsidiaries" set forth in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

                  "Inactive Subsidiaries" means Amertool Services Corporation, Amertool Services, Inc., Cincinnati Grinders Incorporated, Cincinnati Milling and Grinding Machines Company, Cincinnati Milling Machine Co. and Cincinnati Milacron U.K. Holdings Company.

            Section 2.2 Amended Inactive Subsidiaries Covenant. As of the date first written above, Section 7.01(r)(ii) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

                  ii. Inactive Subsidiaries. On or prior to the date that is 180 days after the Effective Date, either (i) dissolve each of the Inactive Subsidiaries or (ii) (A) cause each such Inactive Subsidiary to execute and deliver to the Collateral Agent, a Guaranty, Security Agreement, Pledge Agreement and Mortgage in accordance with the terms of Section 7.01(b) (notwithstanding the fact that such Subsidiary was in existence on the Effective Date) and (B) cause the owner of the Capital Stock of such Subsidiary to execute and deliver to the Collateral Agent a Pledge Agreement pledging the shares of such Subsidiary in accordance with the terms of Section 7.01(b) (notwithstanding the fact that such Subsidiary was in existence on the Effective Date).

            Section 2.3 Amended Fundamental Changes; Dispositions Covenant. As of the date first written above, Section 7.02(c) of the Financing Agreement is hereby amended as follows:

               (a) Section 7.02(c)(ii)(E) of the Financing Agreement is hereby amended by adding the phrase "(unless such surviving Person is the Parent)" immediately after the phrase "the surviving Person's Capital Stock" in such Section.

               (b) Section 7.02(c)(iii) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

                (iii) any wholly-owned Domestic Subsidiary that is not a Loan Party (x) may be merged into any other wholly-owned Domestic Subsidiary (and, in the case of any Inactive Subsidiary, into Parent), or may be consolidated or amalgamated with another wholly-owned Domestic Subsidiary (and, in the case of any Inactive Subsidiary, into Parent), so long as (A) no other provision of this Agreement would be violated thereby, (B) a Loan Party gives the Administrative Agent at least 30 days' prior written notice of such merger, consolidation or amalgamation, (C) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, (D) the Lenders' rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger, consolidation or amalgamation and (E) the surviving Domestic Subsidiary, if any, is joined as a Loan Party hereunder and is a party to a Guaranty and a Security Agreement and the Capital Stock of such surviving Domestic Subsidiary is the subject of a Pledge Agreement, in each case, which is in full force and effect on the date of and immediately after giving effect to such merger, consolidation or amalgamation, or (y) may sell or otherwise dispose of (including by way of liquidation and dissolution), all or any part of its business, property or assets, whether now owned or hereafter acquired to any other wholly-owned Domestic Subsidiary (and, in the case of any Inactive Subsidiary, into Parent) so long as (A) no other provision of this Agreement would be violated thereby, (B) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction and (C) the Lenders' rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such sale or other disposition;

ARTICLE III

CONDITIONS TO CLOSING

            This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions (such date, the "Amendment Effective Date"):

               (a) Second Amendment. Each Loan Party shall have delivered a duly executed counterpart of this Amendment to the Agents.

               (b) Officer's Certificate. The Loan Parties shall have delivered to the Agents a certificate of a duly authorized officer of (i) each Loan Party dated the Amendment Effective Date, in form and substance satisfactory to the Agents, to the effect that the representations and warranties set forth in Section 4.3 hereof are true and correct as of such date, and (ii) Milacron dated the Amendment Effective Date, in form and substance satisfactory to the Agents, to the effect that as of immediately prior to the merger or dissolution of each of the Subsidiaries on Schedule I thereto, (x) no such Subsidiary conducts or engages in any business or operations, (y) the aggregate book value of their assets and properties is not greater than $0, the aggregate amount of their liabilities is not greater than $0 and (z) the aggregate amount of their revenues for the four fiscal quarters ending immediately prior to the Amendment Effective Date is not greater than $0.

               (c) Consent of Required Lenders. The Agents shall have received in writing the consent of the Required Lenders to enter into this Amendment on behalf of the Required Lenders.

               (d) Agent Fees and Expenses. The Loan Parties shall have paid all reasonable, out-of-pocket fees and expenses (including, without limitation, reasonable legal fees and expenses) incurred by the Agents in connection with this Amendment and the other Loan Documents to the extent invoiced and presented to the Administrative Borrower on or prior to the date of this Amendment.

ARTICLE IV

MISCELLANEOUS

            Section 4.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment shall constitute a "Loan Document" for all purposes of the Financing Agreement and all references to the Financing Agreement in any Loan Document shall mean the Financing Agreement as amended hereby.

            Section 4.2 No Representations by Lenders or Agent. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Lender or any Agent, other than those expressly contained herein, in entering into this Amendment.

            Section 4.3 Representations of the Loan Parties. Each Loan Party represents and warrants to the Agents and the Lenders that (i) after giving effect to this Amendment, (a) the representations and warranties set forth in the Loan Documents are true and correct in all respects on and as of the date hereof with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and (b) no Default or Event of Default has occurred and is continuing and (ii) this Amendment has been duly executed and delivered by such Loan Party and the Financing Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            Section 4.4 Claims. Each Loan Party represents and warrants that it has no defenses, offsets or counterclaims with respect to the Indebtedness owed by the Borrowers to the Lenders, other than in respect of deposits.

            Section 4.5 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and the successors and permitted assigns of the Lenders and the Agents.

            Section 4.6 Headings. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment.

            Section 4.7 Severability. The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

            Section 4.8 Costs and Expenses. The Loan Parties agree to reimburse the Agents for their reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Agents.

            Section 4.9 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            Section 4.10 GOVERNING LAW. THE WHOLE OF THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

            Section 4.11 JURISDICTION, VENUE AND SERVICE. EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF ALL FEDERAL AND STATE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND CONSENTS THAT ANY ORDER, PROCESS, NOTICE OF MOTION OR OTHER APPLICATION TO OR BY ANY OF SAID COURTS OR A JUDGE THEREOF MAY BE SERVED WITHIN OR WITHOUT SUCH COURT'S JURISDICTION BY REGISTERED MAIL OR BY PERSONAL SERVICE, PROVIDED A REASONABLE TIME FOR APPEARANCE IS ALLOWED, IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF, UNDER OR RELATING TO THIS AMENDMENT. AT THE OPTION OF THE AGENTS, UPON THE INSTRUCTIONS OF THE REQUIRED LENDERS, ANY LOAN PARTY MAY BE JOINED IN ANY ACTION OR PROCEEDING COMMENCED BY THE AGENTS OR THE LENDERS AGAINST ANY OTHER LOAN PARTY IN CONNECTION WITH OR BASED ON THIS AMENDMENT, AND RECOVERY MAY BE HAD AGAINST ANY LOAN PARTY IN SUCH ACTION OR PROCEEDING OR IN ANY INDEPENDENT ACTION OR PROCEEDING AGAINST ANY LOAN PARTY, WITHOUT ANY REQUIREMENT THAT THE AGENTS OR THE LENDERS FIRST ASSERT, PROSECUTE OR EXHAUST ANY REMEDY OR CLAIM AGAINST ANY OTHER LOAN PARTY. EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF, UNDER OR RELATING TO THIS AMENDMENT BROUGHT IN ANY FEDERAL OR STATE COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            Section 4.12 WAIVER OF JURY TRIAL. EACH OF THE AGENTS, THE LENDERS AND THE LOAN PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. IN ADDITION, EACH OF THE AGENTS, THE LENDERS AND THE LOAN PARTIES WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF LACHES AND ANY SET-OFF OR COUNTER CLAIM OF ANY NATURE OR DESCRIPTION. EACH OF THE AGENTS, THE LENDERS AND THE LOAN PARTIES ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE FREELY MADE.

*  *  *

            IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS

MILACRON INC.

By:	/s/ R.P. Lienesch

Name: Title:	R.P. Lienesch Vice-President - Finance and Chief Financial Officer

CIMCOOL INDUSTRIAL PRODUCTS INC.
D-M-E MANUFACTURING INC.
D-M-E U.S.A. INC.
MILACRON INDUSTRIAL PRODUCTS, INC.
MILACRON MARKETING COMPANY
MILACRON PLASTICS TECHNOLOGIES
   GROUP INC.
NICKERSON MACHINERY CHICAGO, INC.
NORTHERN SUPPLY COMPANY, INC.
OAK INTERNATIONAL, INC.
PLIERS INTERNATIONAL INC.
UNILOY MILACRON INC.
UNILOY MILACRON U.S.A. INC.

By:	/s/ R.P. Lienesch

Name: Title:	R.P. Lienesch Treasurer

GUARANTORS:

D-M-E COMPANY

By:	/s/ R.P. Lienesch

Name: Title:	R.P. Lienesch Vice-President

MILACRON CAPITAL HOLDINGS B.V.

By:	/s/ G. van Deventer

Name: Title:	G. van Deventer Managing Director

MILACRON INTERNATIONAL MARKETING COMPANY

By:	/s/ R.P. Lienesch

Name: Title:	R.P. Lienesch Treasurer and Assistant Secretary

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

JPMORGAN CHASE BANK, as Administrative Agent and Collaterial Agent, on behalf of the Required Lenders

By:	/s/ James M. Barbato

Name: Title:	James M. Barbato Vice President